Exhibit 10.36

January 24, 2011

Walker Digital, LLC

2 High Ridge Park

Stamford, CT 06905

Attention: Jon Ellenthal, authorized representative, or Jay Walker, CEO (the “Company Designee”)

Re: Advisory Services

Gentlemen:

This letter agreement (“Agreement”), dated January 21, 2011 (the “Effective Date”), confirms the agreement of Walker Digital, LLC, a limited liability company organized under the laws of Delaware, having its principal offices at 2 High Ridge Park, Stamford CT 06905 (including its successors, assigns and controlled affiliates formed after the Effective Date and for the purpose of effectuating the Services contemplated herein; the “Company”), to engage IP Navigation Group, LLC (“IPNav”) to provide certain services to the Company on the following terms and conditions:

1. Nature of Services. At and under the sole direction of the Company, IPNav will provide services to the Company limited to the following items, which will be performed on a commercially reasonable basis (“Services”):

A.	Strategic advisory services relating to the nonexclusive licensing, enforcement and settlement with respect to any patent(s) and patent application(s) owned by the Company and listed on Schedule 1 (each, an “IP Right”; and each such transaction, a “Licensing Transaction”); and

B.	Strategic advisory services relating to various financial and strategic alternatives for the Company, other than a Licensing Transaction, including without limitation acquisitions, business combinations, dispositions and exclusive licensing transactions with respect to IP Rights or the Company; and

C.	Introductions to individuals and entities that may act as counsel, consultants, vendors and experts to the Company relating to a Licensing Transaction or a Major Transaction (as defined in Section 2.2) (collectively, a “Strategic Transaction”); and

D.	Introductions to individuals and entities regarding a potential financing for the Company in connection with and as necessary to the accomplishment of a Strategic Transaction, including without limitation, equity, debt, hybrid and other types of financing (each, a “Financing”); and

E.	Such additional services as may be reasonably requested by the Company and agreed to in a writing signed by the parties to be provided by IPNav.

The Company and IPNav shall cooperate with each other to permit IPNav to perform the Services on a commercially reasonable basis. The Services will be provided by IPNav from such locations, and at such times, as IPNav shall reasonably determine.

IPNav agrees to provide the Services to the best of its reasonable abilities; IPNav does not guarantee a particular outcome. The Company and IPNav have agreed that any decision to proceed with any strategy, transaction or relationship with any entity will be solely the decision of the Company.

For the avoidance of doubt, IP Rights include only those patents and applications listed on Schedule 1 as well as any continuation, divisional or reissue applications thereto, but IP Rights do not include any inventions with priority dates after the Effective Date. In no circumstances whatsoever shall IPNav receive any fees or compensation under this Agreement other than pursuant to an effectuated Licensing Transaction or Major Transaction involving the patents listed on Schedule 1. Company

2. Fees and Compensation.

2.1 As consideration for IPNav to enter into this Agreement and to provide the Services, the Company shall, with respect to any Licensing Event (as that term is defined below) that constitutes a Licensing Transaction, make payment to IPNav in an amount equal to twenty percent (20%) of the Gross Consideration (as defined below) (the “IPNav Fee”). With respect to five currently pending cases (Walker Digital, LLC v. Capital One Services, LLC et al; Walker Digital, LLC v. Microsoft Corporation et al; Walker Digital, LLC v. Activision, Inc. et al; Walker Digital, LLC v. Facebook, Inc.; Walker Digital, LLC et al. v. Multi-State Lottery Association), IPNav has agreed to reduce the IPNav Fee by up to seventy five (75%) percent (to a level of five (5%) percent) if the Company is not successful in renegotiating its fee arrangement with counsel in these cases, with the exact amount of such reduction to be established by the Company Designee at its sole discretion.

For the purposes hereof, “Gross Consideration” shall mean any consideration collected by the Company in respect of a Licensing Transaction, including without limitation, any licensing fee, litigation settlement fee, payment of damages or other remedies, sale payment, and any other consideration, assets and proceeds payable to the Company, without any deductions.

For the purposes hereof, a “Licensing Event” shall mean any event that constitutes a Licensing Transaction in which the Company realizes consideration, assets or proceeds from the monetization of an IP Right, excluding any event that constitutes a Major Transaction.

2.2 As additional consideration for IPNav to enter into this Agreement and to provide the Services with respect to a transaction that is not a Licensing Transaction and that constitutes a sale, disposition, exclusive license with respect to an IP Right or an effectively similar transaction (a “Major Transaction”), the Company shall compensate IPNav as follows:

A.	With respect to any Major Transaction, the Company shall pay IPNav an amount equal to twenty percent (20%) of the Gross Major Transaction Consideration (as defined below) (the “Major Transaction Fee”); provided, further, however, if the Major Transaction is effected through a broker recommended or approved (which approval may not be unreasonably withheld) by IPNav and retained by the Company, IPNav’s fee under Section 2.2(A)(ii) shall be reduced by the amount of the fees payable to such broker.

For the purposes hereof, “Gross Major Transaction Consideration” shall mean all consideration paid to the Company and/or any interest holder in connection with the Major Transaction, including without limitation all proceeds, assets, securities and forgiveness of debt.

2.3. The Company agrees that In the event of a direct or indirect transfer, sale, exchange, acquisition or other event Impacting (in any way) title (a “Transfer”) of any IP Right as defined in Section 1 of this Agreement, that the obligations imposed under Section 2 of this Agreement will be assumed in whole or in part (as applicable) by any entities (including any third party or parties) involved in such Transfer, such that the compensation due IPNav after the Transfer is equal to the compensation that would have been due IPNav absent the Transfer. Prior to any Transfer, Company shall offer an entity designated by IPNav transfer terms substantially similar to those of said Transfer, and hold such offer open for a period of ten (10) business days.

All payments required to be made hereunder shall be made within five (5) business days of Company receiving payment pursuant to a Licensing Transaction or a Major Transaction, as applicable, and shall be made (if in cash) by wire transfer to the account specified by IPNav. Any amounts that are not paid in a timely manner (i.e., after such five business day period) will bear interest at the lower of (i) 22% per annum and (ii) the maximum rate permitted by law.

3. IPNav Expenses. IPNav shall pay all of its own travel, lodging, copying, fax, telephone and other ordinary business expenses (specifically excluding costs of any third party) incurred by IPNav in connection with this engagement. The Company will be responsible for any other pre-approved expenses payable to third parties (e.g., fees and expenses of counsel, experts, filings, depositions and any other non-IPNav expenses). Set forth on Exhibit A are various vendor arrangements currently available to IPNav clients as of the Effective Date of this Agreement.

4. Indemnification. To induce IPNav to enter Into this Agreement, the Company shall indemnify, hold harmless and reimburse IPNav, its affiliates, directors, officers, controlling persons, employees, attorneys and agents (“Indemnified Persons”) to the fullest extent lawful against any and all claims, losses, damages, liabilities, expenses, costs, actions, joint or several, of any nature or type whatsoever (“indemnified Expenses”), relating to or arising from this Agreement and the Services provided hereunder, except to the extent (and only to the extent) that a court of competent jurisdiction determines that such Indemnified Expenses arose from such Indemnified Person’s gross negligence, breach of this Agreement, reckless or willful misconduct, or fraudulent or illegal activity.

5. Term. This Agreement shall terminate on the date one year after the last to expire of the patents listed on Schedule 1 (“Term”), but may be terminated earlier

(i) by IPNav upon five (5) business days written notice to the Company,

(ii) by the Company if it fails to receive Gross Consideration and/or Gross Major Transaction Consideration of at least (x) ten million dollars

($10,000,000) in the aggregate within six (6) months after the Effective Date of this Agreement, or (y) sixty million dollars ($60,000,000) in the aggregate within thirty (30) months after the Effective Date of this Agreement, or (z) one hundred fifty million dollars ($150,000,000) in the aggregate within eighty four (84) months (7 years) after the Effective Date of this Agreement,

(iii) by either party in the event of fraudulent or felonious activity of the other party, or

(iv) by the Company if IPNav enters Into, or Is determined to have entered Into prior to the Effective Date, any agreement that puts IPNav in a position of having a direct conflict of interest with the Company;

provided, however,

(a)	Section 2 of this Agreement shall survive any termination of this Agreement unless terminated

1.	by IPNav under clause (i), other than due to a material breach by the Company of this Agreement that has not been cured within thirty (30) days after written notice to the company), in which case, Section 2 shall survive, or

2.	by the Company under clause (ii), (iii) or (iv) above,

(b)	Sections 4, 5, 6, 7, 8, and 9 of this Agreement shall survive any termination of this Agreement and survive until the expiration of the applicable statute of limitations,

(c)	all outstanding payment obligations shall survive expiration or termination of this Agreement for any reason whatsoever.

(d)	a termination of this Agreement shall not cause a termination of the Common interest Agreement between the parties dated January 18, 2011 (the “Common Interest Agreement”).

For the avoidance of doubt, under no circumstances shall IPNav be entitled to any payments from Company under this Agreement after Company terminates this Agreement pursuant to its terms (except for payment obligations that were outstanding prior to Company’s termination).

This Agreement shall be terminable by mutual written consent of the parties.

6. Miscellaneous. IPNav is being retained by the Company to perform the Services, not as an agent or advisor of any other person, and the Company’s engagement of IPNav will not confer on any other person not a party to this Agreement any rights of any nature or kind whatsoever IPNav is not a law firm and will not provide legal services under this Agreement. IPNav will act as an independent contractor and any duties arising out this engagement shall be owed solely to the Company. IPNav is not a fiduciary for the Company. IPNav is now, and may in the future be, engaged by other entities engaged in businesses similar to and competitive with the Company, provided, however, that (a) in no circumstances may IPNav engage in activities that are directly adverse to an interest of the Company, and (b) IPNav will promptly disclose to Company the nature of its relationships with any defendant or party that may be directly adverse to Company and with any counterparty to the Company in any potential Licensing Event, Licensing Transaction, Major Transaction, Strategic Transaction or Financing. The Company has assessed the risks of these conflicts and potential conflicts and determined that the benefit of engaging an advisor with relevant experience outweighs the risks of these actual conflicts and potential conflicts. There are no third-party beneficiaries (other than the Indemnified Persons) under this Agreement. This Agreement shall be binding on and inure to the benefit of the Company, IPNav, the Indemnified Persons and their respective successors, assigns, heirs and representatives. This Agreement may only be modified or amended by a written agreement signed by both parties. This Agreement constitutes the entire agreement between the parties and supersedes any prior written or oral agreements or understandings between the parties hereto. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. IPNav and the Company agree that this Agreement shall be governed by and construed under the laws of the State of Texas. Any disputes relating to or arising from this Agreement by or among the parties shall be resolved exclusively by arbitration to be conducted exclusively in Dallas, Texas in accordance with the Commercial Rules of the American Arbitration Association. Any court of competent jurisdiction shall be authorized to enforce the provisions of the previous sentence and enforce the remedies imposed by such arbitration.

7. Confidential Information; Common Interest; Non-Circumvention. Both IPNav and the Company shall preserve the confidential nature of any information obtained from the other party during the course of this engagement. From time to time, the parties may share information with each other that is covered by the attorney-client privilege, work product immunity, or other privileges and immunities. Each of this Agreement and the Common interest Agreement memorialize the parties’ intent and understanding that any such communications are covered by a community of interest that exists between them with respect to the Services and to the parties’ relationship. The parties intend that all applicable privileges and immunities have been, are, and will be preserved. Neither party shall take any action that may directly or indirectly circumvent the benefits that are intended to accrue to either party hereunder. Each party shall act in a reasonable manner so as to preserve the goodwill and reputation of each of the parties.

8. Company Designee; Authorized Officer. IPNav will only be required to report to the Company Designee (or a substitute corporate representative of Company acceptable to IPNav). Under no circumstances will IPNav be required to coordinate with, report to or address any other officers, directors, shareholders or employees of Company other than the Company Designee. IPNav may at all times rely on the Company Designee as the official spokesperson and authorized officer of the Company, with full authority to bind the Company.

9. Company Representations and Covenants. As a material inducement to IPNav to enter into this Agreement, the Company represents and covenants that: (i) it has not taken and will not take any action that would adversely impact IPNav’s or the Company’s ability to comply with its obligations under this Agreement, (ii) as of the Effective Date, there is no material indebtedness of the Company that would adversely impact the Company during the Term and (iii) the Company has (and shall retain) full, clear and exclusive title to the IP Rights and its material assets, subject to any and all licenses existing as of the Effective Date.

******

If the foregoing correctly sets forth our understanding, please sign below and return an executed copy of this Agreement to IP Nav. We look forward to working with you.

Regards,

IP NAVIGATION GROUP, LLC

By:
Duly Authorized

Accepted and Agreed to:

WALKER DIGITAL, LLC

By:
Duly Authorized

EXHIBIT A

Possible Vendor Rates

IPNav has negotiated fees from various vendors at what are believed to be favorable rates. The Company may source these services from other vendors, but these expenses will not constitute Designated Payments.

A.	Litigation Counsel to handle all legal aspects of any litigation filed by the Company. Fees vary in structure, but across all cases, average rates of fifteen percent (15%) of recoveries plus fifty thousand dollars ($50,000) per quarter (capped at some level) will be obtainable. Further proposals on a tiered basis (e.g., 26f conference, expert reports, Markman and trial) will be submitted for consideration by the Company.

B.	Counsel and vendors to (i) collect, electronically format, review for privilege and produce responsive documents in the Company’s control and to (ii) analyze, review and organize documents received from third parties, including documents produced in the course of any litigation (“Litigation Support Counsel”). Fees of Litigation Support Counsel will be either: (i) twenty five cents ($0.25) per review qualified page; (ii) three dollars and fifty cents ($3.50) per review qualified document; (iii) twenty five thousand dollars ($25,000) per gigabyte of review qualified documents; or (iv) fifty thousand dollars ($50,000) payable upon filing of any case and three hundred thousand dollars ($300,000) payable not later than thirty (30) days prior to initial actual or required production deadlines for any case.

B.	Counsel and vendors to (i) prepare Rule 11 analysis, (ii) infringement contentions and (iii) review and analyze invalidity contentions (“Technical Counsel”). Fees of Technical Counsel will be thirty thousand dollars ($30,000) upon filing of any case.

C.	Various technical, damages and patent experts required to support Licensing Transactions (“Consulting and Testifying Experts”). Fees of Consulting and Testifying Experts will be: (i) ten thousand dollars ($10,000) for consulting experts prior to filing any case or a onetime fee with respect to all related cases of thirty thousand dollars ($30,000) (payable prior to the commencement of any case), exclusive of any product acquisition or breakdown costs; (ii) hourly fees of five hundred dollars ($500.00) for technical testifying experts relating to infringement and validity matters, payable as incurred; (ill) hourly fees of five hundred dollars ($500.00) for damages testifying experts, payable as incurred; and (iv) if needed, hourly fees of three hundred dollars ($300.00) for a patent prosecution testifying expert, payable as incurred.

D.

Graphics presentation experts and vendors to prepare (i) graphics for Markman, (ii) graphics for key motions and (iii) graphics for trial and appellate matters (“Graphics Vendors”). Fees of Graphics Vendors will be: (i) twenty five thousand dollars ($25,000) payable once a case has been set for a hearing, or a presentation is needed, requiring graphics, payable ten (10) days prior to such event; (ii) fifty thousand dollars ($50,000) for Markman graphics, payable thirty (30) days prior to any Markman hearing; (iii) one hundred thousand dollars ($100,000) for trial graphics, payable forty five (45)

days prior to any trial; and (iv) twenty five thousand dollars ($25,000) for appellate graphics, payable forty five (45) days prior to any appellate argument.

E.	If requested by the Company to be coordinated by counsel that IPNav has preferred rate arrangements with, fees and expenses of prosecution counsel to handle regular portfolio services (“Prosecution Counsel”) and possible reexamination and reissue counsel (“Reexamination Counsel”). Fees of Prosecution Counsel and Reexamination Counsel vary based on portfolio size, technology and required services.

F.	Foreign Litigation Counsel to handle all legal aspects of any litigation filed by the Company in any jurisdiction outside of the United States. Fees vary in structure and pricing based on the jurisdiction where the action is filed.

G.	ITC Counsel to handle all legal aspects of any action filed by the Company in the United States International Trade Commission. Hourly fees for a typical ITC action range from three hundred dollars ($300.00) to seven hundred dollars ($700.00), with fixed fee arrangements possible depending on technology.

Each of the above third party fees quotes are current as of the date hereof. Any of these counsel or vendors may seek to change their rates at any time. IPNav has longstanding relationships with many of these counsel and vendors and regularly recommends new counsel and vendors. IPNav and its affiliates regularly refer business to these counsel or vendors. IPNav or its affiliates may invest in or have other significant relationships with these counsel or vendors. IPNav is not impartial in recommending counsel or vendors that IPNav believes provide superior service. The Company in not required to use any of these counsel or vendors and is encouraged to source as the Company deems appropriate. IPNav has worked and may continue to work with such counsel and vendors and the Company, should it choose to work with such counsel and/or vendors, would be asked to waive, and to sign any required waiver of, any conflict of interests in connection with any services provided by any such counsel and/or vendors.

SCHEDULE 1

Walker Digital Patent Assets

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

00-001	09/605818	7672498	01-Dec- 2009	US	SYSTEM FOR UTILIZING REDEMPTION INFORMATION

00-001-1	11/926769			US	SYSTEM FOR UTILIZING REDEMPTION INFORMATION

00-004	09/603677	7542919	02-Jun- 2009	US	METHOD AND APPARATUS FOR SELECTING A SUPPLEMENTAL PRODUCT TO OFFER FOR SALE DURING A TRANSACTION

00-004-C1	12/365629			US	METHOD AND APPARATUS FOR SELECTING A SUPPLEMENTAL PRODUCT TO OFFER FOR SALE DURING A TRANSACTION

00-006-1	11/681441			US	METHOD AND APPARATUS FOR CONDUCTING A TRANSACTION BASED ON BRAND INDIFFERENCE

00-006-C1	11/686077			US	METHOD AND APPARATUS FOR CONDUCTING A TRANSACTION BASED ON BRAND INDIFFERENCE

00-007	09/609253			US	METHODS AND APPARATUS FOR INCREASING AND/OR FOR MONITORING A PARTY’S COMPLIANCE WITH A SCHEDULE FOR TAKING MEDICINES

00-007-C1	11/423881			US	METHODS AND APPARATUS FOR INCREASING AND/OR FOR MONITORING A PARTY’S COMPLIANCE WITH A SCHEDULE FOR TAKING MEDICINES

00-007-C2	11/423891	7801745	21-Sep- 2010	US	METHODS AND APPARATUS FOR INCREASING AND/OR FOR MONITORING A PARTY’S COMPLIANCE WITH A SCHEDULE FOR TAKING MEDICINES

00-007-C3	11/423901			US	METHODS AND APPARATUS FOR INCREASING AND/OR FOR MONITORING A PARTY’S COMPLIANCE WITH A SCHEDULE FOR TAKING MEDICINES

00-008	09/538773			US	ENTERTAINMENT LAYER OVERLAID ON ONLINE TRANSACTIONS

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

00-009	09/504180	6839683	04-Jan- 2005	US	SYSTEMS AND METHODS USING A REPRESENTATION OF A STORED BENEFIT TO FACILITATE A TRANSACTION

00-012	09/592618	7376580	02-May- 2008	US	METHOD AND APPARATUS FOR PROVIDING A BENEFIT DURING A TRANSACTION FOR USE DURING A LATER TRANSACTION

00-012-C1	12/108826			US	METHOD AND APPARATUS FOR PROVIDING A BENEFIT DURING A TRANSACTION FOR USE DURING A LATER TRANSACTION

00-015	09/526834	6719631	13-Apr- 2004	US	SYSTEMS AND METHODS FOR DETERMINING A GAMING SYSTEM EVENT PARAMETER BASED ON A PLAYER-ESTABLISHED EVENT PARAMETER

00-017-1	11/931864			US	SYSTEMS AND METHODS FOR PROVIDING TRANSFERABLE ITEM PRICES

00-017-C1	11/319848			US	SYSTEMS AND METHODS FOR PROVIDING TRANSFERABLE ITEM PRICES

00-019	09/608245	6688976	10-Feb- 2004	US	SYSTEMS AND METHODS WHEREIN A LOTTERY NUMBER COMBINATION IS ASSOCIATED WITH A LIMITED NUMBER OF OCCURRENCES

00-019-C1	10/730244	7704139	27-Apr- 2010	US	SYSTEMS AND METHODS WHEREIN A LOTTERY NUMBER COMBINATION IS ASSOCIATED WITH A LIMITED NUMBER OF OCCURRENCES

00-019-C10	12752327			US	SYSTEMS AND METHODS WHEREIN A LOTTERY NUMBER COMBINATION IS ASSOCIATED WITH A LIMITED NUMBER OF OCCURRENCES

00-019-C3	11/424162	7722455	25-May- 2010	US	SYSTEMS AND METHODS WHEREIN A LOTTERY NUMBER COMBINATION IS ASSOCIATED WITH A LIMITED NUMBER OF OCCURRENCES

00-019-C4	11/424166	7682240	23-Mar- 2010	US	SYSTEMS AND METHODS WHEREIN A LOTTERY NUMBER COMBINATION IS ASSOCIATED WITH A LIMITED NUMBER OF OCCURRENCES

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

00-019-C8	11/531749	7690980	06-Apr- 2010	US	SYSTEMS AND METHODS WHEREIN A LOTTERY NUMBER COMBINATION IS ASSOCIATED WITH A LIMITED NUMBER OF OCCURRENCES

00-023	09/609598	7188080	06-Mar- 2007	US	SYSTEMS AND METHODS WHEREIN A BUYER PURCHASES PRODUCTS IN A PLURALITY OF PRODUCT CATEGORIES

00-023-C1	11/535322			US	SYSTEMS AND METHODS WHEREIN A BUYER PURCHASES PRODUCTS IN A PLURALITY OF PRODUCT CATEGORIES

00-029	09/606364			US	SYSTEM TO PROVIDE PRICE ADJUSTMENTS BASED ON INDICATED PRODUCT INTEREST

00-030	09/855300			US	SYSTEM FOR PROVIDING OFFERS USING A BILLING STATEMENT

00-030-C1	11/456377			US	SYSTEM FOR PROVIDING OFFERS USING A BILLING STATEMENT

00-030-C2-1	12/130126			US	SYSTEM FOR PROVIDING OFFERS USING A BILLING STATEMENT

00-033	09/679186	7753772	13-Jul- 2010	US	SYSTEMS AND METHODS WHEREIN A PLAYER INDICATES AN ITEM THAT MAY BE RECEIVED BASED ON A GAME EVENT OUTCOME ASSOCIATED WITH THE PLAYER

00-035	09/606566	6443843	03-Sep- 2002	US	SYSTEM TO PROVIDE GAME PLAY FOR PRODUCTS

00-039	09/685079	7415425	19-Aug- 2008	US	SYSTEMS AND METHODS WHEREIN A SECURITY DEPOSIT FACILITATES A TRANSACTION IN WHICH A BENEFIT IS APPLIED IN EXCHANGE FOR PERFORMANCE OF A TASK

00-039-1	11/927912	7774240	10-Aug- 2010	US	METHODS WHEREIN A SECURITY DEPOSIT FACILITATES A TRANSACTION IN WHICH A BENEFIT IS APPLIED IN EXCHANGE FOR PERFORMANCE OF A TASK

00-039-C1	12/190244			US	SYSTEMS AND METHODS WHEREIN A SECURITY DEPOSIT FACILITATES A TRANSACTION IN WHICH A BENEFIT IS APPLIED IN EXCHANGE FOR PERFORMANCE OF A TASK

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

00-044	09/659752	6634550	21-Oct- 2003	US	GAME PRESENTATION IN A RETAIL ESTABLISHMENT

00-047	09/678117	7739124	15-Jun- 2010	US	SYSTEM, METHOD AND APPARATUS FOR ENCOURAGING THE UNDERTAKING OF A PREVENTATIVE TREATMENT

00-055	09/609017	7366675	29-Apr- 2008	US	METHODS AND APPARATUS FOR INCREASING, MONITORING AND/OR REWARDING A PARTY’S COMPLIANCE WITH A SCHEDULE FOR TAKING MEDICINES

00-065	09/930717	6964611	15-Nov- 2005	US	SYSTEM AND METHOD FOR AUTOMATED PLAY OF LOTTERY GAMES

00-065-C1	11/199405	7837549	23-Nov- 2010	US	SYSTEM AND METHOD FOR AUTOMATED PLAY OF LOTTERY GAMES

00-065-C2	11/424430			US	SYSTEM AND METHOD FOR AUTOMATED PLAY OF LOTTERY GAMES

00-065-C3	11/424435			US	SYSTEM AND METHOD FOR AUTOMATED PLAY OF LOTTERY GAMES

00-065-C4	11/424441			US	SYSTEM AND METHOD FOR AUTOMATED PLAY OF LOTTERY GAMES

00-066	09/938977	6773345	10-Aug- 2004	US	SYSTEMS AND METHODS FOR LOTTERY GAME PLAY AGGREGATION

00-086	09/686638	6802772	12-Oct- 2004	US	SYSTEMS AND METHODS WHEREIN AT LEAST ONE SET OF POSSIBLE INPUT PARAMETERS TO A PHYSICS SIMULATION WILL PRODUCE A SUCCESSFUL GAME RESULT

00-094	09/714558	6749505	15-Jun- 2004	US	SYSTEMS AND METHODS FOR ALTERING GAME INFORMATION INDICATED TO A PLAYER

00-112	10/100564	6805290	19-Oct- 2004	US	PROCESS AND PRODUCT FOR ENFORCING PURCHASE AGREEMENTS

00-113	10/100563	7340419	04-Mar- 2008	US	METHOD AND APPARATUS FOR PRODUCT DISPLAY

00-113-1	11/461259	7835950	16-Nov- 2010	US	METHOD AND APPARATUS FOR PRODUCT DISPLAY

00-113-C1	11/937743			US	METHOD AND APPARATUS FOR PRODUCT DISPLAY

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

00-116	10/123634			US	METHOD AND APPARATUS FOR MARKETING SUPPLEMENTAL INFORMATION

01-001-C1	12/572725			US	METHOD AND APPARATUS FOR GENERATING AND MARKETING SUPPLEMENTAL INFORMATION

01-015	09/858458	7184990	07-Feb- 2007	US	METHOD AND APPARATUS FOR SELLING AN AGING FOOD PRODUCT

01-015-C1	11/621422	7756746	13-Jul- 2010	US	METHOD AND APPARATUS FOR SELLING AN AGING FOOD PRODUCT

01-023-1	11/927932			US	METHOD AND APPARATUS FOR PROVIDING A SUPPLEMENTARY PRODUCT SALE AT A POINT-OF-SALE TERMINAL

01-023-C1	11/773274			US	METHOD AND APPARATUS FOR PROVIDING A SUPPLEMENTARY PRODUCT SALE AT A POINT-OF- SALE TERMINAL

01-029	09/907112	6959387	25-Oct- 2005	US	METHOD AND APPARATUS FOR VERIFYING SECURE DOCUMENT TIMESTAMPING

01-029-R1	11/293790	RE41960	23-Nov- 2010	US	METHOD AND APPARATUS FOR VERIFYING SECURE DOCUMENT TIMESTAMPING

01-029-R2	11/541520			US	METHOD AND APPARATUS FOR VERIFYING SECURE DOCUMENT TIMESTAMPING

01-029-R3	11/541522	RE42018		US	METHOD AND APPARATUS FOR VERIFYING SECURE DOCUMENT TIMESTAMPING

01-033	09/973581	7231035	12-Jun- 2007	US	METHOD AND APPARATUS FOR ENTERTAINING CALLERS IN A QUEUE

01-033-C1	11/760970	7760867	20-Jul- 2010	US	METHOD AND APPARATUS FOR ENTERTAINING CALLERS IN A QUEUE

01-035	10/146302	6739505	25-May- 2004	US	DEVICE AND METHOD FOR PROMOTING THE SELECTION AND USE OF A TRANSACTION CARD

01-038	09/994569	6597770	22-Jul- 2003	US	METHOD AND SYSTEM FOR AUTHORIZATION OF ACCOUNT-BASED TRANSACTIONS

01-046	10/037143	7318041	08-Jan- 2008	US	MULTIPLE PARTY REWARD SYSTEM UTILIZING SINGLE ACCOUNT

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

01-046-C1	11/958571			US	MULTIPLE PARTY REWARD SYSTEM UTILIZING SINGLE ACCOUNT

02-006	10/095538	7484172	27-Jan- 2009	US	SYSTEM AND METHOD FOR PROVIDING A CUSTOMIZED INDEX WITH HYPER-FOOTNOTES

02-028	10/159945	7192352	20-Mar- 2007	US	SYSTEM AND METHOD FOR FACILITATING PLAY OF A VIDEO GAME VIA A WEB SITE

02-028-C4	11/624752	7390255	24-Jun- 2008	US	SYSTEM AND METHOD FOR FACILITATING PLAY OF A VIDEO GAME VIA A WEB SITE

02-028-C5	11/624764			US	SYSTEM AND METHOD FOR FACILITATING PLAY OF A VIDEO GAME VIA A WEB SITE

02-028-C7	11/624798	7438642	21-Oct- 2008	US	SYSTEM AND METHOD FOR FACILITATING PLAY OF A VIDEO GAME VIA A WEB SITE

02-047	09/851270	6468155	22-Oct- 2002	US	SYSTEMS AND METHODS TO FACILITATE GAMES OF SKILL FOR PRIZES PLAYED VIA A COMMUNICATION NETWORK

02-049	09/843412	6650952	18-Nov- 2003	US	SYSTEMS AND METHODS TO ENSURE THAT A THRESHOLD GAME RESULT IS POSSIBLE

02-052	09/818882	7104885	12-Sep- 2006	US	SYSTEMS AND METHODS WHEREIN A RECONFIGURATION RULE IS NOT INDICATED DURING AT LEAST A PORTION OF GAME PLAY

02-052-C1	11/468003	7819733	26-Oct- 2010	US	SYSTEMS AND METHODS WHEREIN A RECONFIGURATION RULE IS NOT INDICATED DURING AT LEAST A PORTION OF GAME PLAY

02-065	10/189310	7251620	31-Jul- 2007	US	PROCESS AND PRODUCT FOR DETERMINING AN AMOUNT OF POSTING PAYMENT

02-065-C1	11/776164			US	PROCESS AND PRODUCT FOR DETERMINING AN AMOUNT OF POSTING PAYMENT

02-067	10/244262	6985879	10-Jan- 2006	US	SYSTEMS AND METHODS FOR FACILITATING GROUP REWARDS

02-074	10/218157	7430521	30-Sep- 2008	US	SYSTEM AND METHOD FOR MANAGING CUSTOMIZED REWARD OFFERS

02-074-C1	12/237716			US	SYSTEM AND METHOD FOR MANAGING CUSTOMIZED REWARD OFFERS

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

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02-088	10/234075	7390264	24-Jun- 2008	US	METHOD AND SYSTEM TO INCORPORATE GAME PLAY INTO PRODUCT TRANSACTIONS

02-088-C1	12/123674			US	METHOD AND SYSTEM TO INCORPORATE GAME PLAY INTO PRODUCT TRANSACTIONS

02-089	10/242490	7483670	27-Jan- 2009	US	METHOD AND APPARATUS FOR EDUCATIONAL TESTING

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02-100A-C3	11/427489			US	SYSTEM FOR IMAGE ANALYSIS IN A NETWORK THAT IS STRUCTURED WITH MULTIPLE LAYERS AND DIFFERENTIALLY WEIGHTED NEURONS

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03-034	10/825535	7690989	06-Apr- 2010	US	SYSTEM AND METHOD FOR AWARDING PRIZES IN A LOCAL EDITION OF AN ONLINE GAME

03-034-C1	12/722892			US	SYSTEM AND METHOD FOR AWARDING PRIZES IN A LOCAL EDITION OF AN ONLINE GAME

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04-010-C1	11/427369			US	METHOD AND SYSTEM FOR ANONYMOUS COMMUNICATION OF INFORMATION ABOUT A HOME

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04-010-C3	11/427391			US	METHOD AND SYSTEM FOR ANONYMOUS COMMUNICATION OF INFORMATION ABOUT A HOME

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04-021	05754258.1			EP	PRODUCTS AND PROCESSES FOR APPLYING CONDITIONS TO A LOTTERY ENTRY

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05-027-C1	12/694886			US	PRODUCTS AND PROCESSES FOR PROVIDING ONE OR MORE LINKS IN AN ELECTRONIC FILE THAT IS PRESENTED TO A USER

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05-037	11/257456			US	SYSTEMS AND METHODS FOR FACILITATING GROUP REWARDS

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08-016	12/425378			US	SYSTEMS, METHODS AND APPARATUS FOR FACILITATING MULTI-ROUND LOTTERY PLAY

08-021	61/045745			US	METHOD OF REGISTERING A PLAYER TO PROVIDE A GIFT AFTER WINNING A LOTTERY

08-022	12/425978			US	LOTTERY SYSTEMS, METHODS AND APPARATUS PROVIDING A LIMITED PRIZE ELIGIBILITY OPTION

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08-031	12/605150			US	SYSTEMS AND METHODS FOR REWARDING GROUP PARTICIPATION IN LOTTERY GAMES

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10-002	61/327675			US	SYSTEMS AND METHODS FOR FACILITATING USE OF TECHNOLOGY

10-002	61/350709			US	SYSTEMS AND METHODS FOR FACILITATING USE OF TECHNOLOGY

10-002	61/390703			US	SYSTEMS AND METHODS FOR FACILITATING USE OF TECHNOLOGY

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95-007X	96923577.9	0956117		GB	OFF-LINE REMOTE SYSTEM FOR LOTTERIES AND GAMES OF SKILL

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96-067	98910429.4	0974223	28-Jan- 2009	GB	SYSTEM AND METHOD FOR SUPPLYING SUPPLEMENTAL AUDIO INFORMATION FOR BROADCAST TELEVISION PROGRAMS

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96-067	98910429.4	0974223	28-Jan- 2009	DE	SYSTEM AND METHOD FOR SUPPLYING SUPPLEMENTAL AUDIO INFORMATION FOR BROADCAST TELEVISION PROGRAMS

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96-176-C3	10/160552	6735300	11-May- 2004	US	METHOD AND APPARATUS FOR ENABLING INTERACTION BETWEEN CALLERS WITH CALLS POSITIONED IN A QUEUE

96-187	08/914165	6529602	04-Mar- 2003	US	METHOD AND APPARATUS FOR THE SECURE STORAGE OF AUDIO SIGNALS

96-187-C1	10/359519	6988205	17-Jan- 2006	US	METHOD AND APPARATUS FOR THE SECURE STORAGE OF AUDIO SIGNALS

96-187-C2	11/183359	7519836	14-Apr- 2009	US	METHOD AND APPARATUS FOR THE SECURE STORAGE OF AUDIO SIGNALS

96-187-C3	12/421769			US	METHOD AND APPARATUS FOR THE SECURE STORAGE OF AUDIO SIGNALS

96-190	08/807454	6006205	21-Dec- 1999	US	IMPROVED CREDIT CARD BILLING METHOD AND SYSTEM

96-190-C1	09/429945	6360209	19-Mar- 2002	US	CREDIT CARD BILLING METHOD AND SYSTEM

96-200	08/880404	6144948	07-Nov- 2000	US	INSTANT CREDIT CARD MARKETING SYSTEM

96-200-C1-1	11/927946			US	INSTANT CREDIT CARD MARKETING SYSTEM

96-206	08/820499	6216111	10-Apr- 2001	US	SYSTEM AND METHOD FOR TELEMARKETING PRESENTATIONS

96-207	08/883308	5945653	31-Aug- 1999	US	SYSTEM AND METHOD FOR ESTABLISHING AND EXECUTING FUNCTIONS TO AFFECT CREDIT CARD ACCOUNTS AND TRANSACTIONS

97-006	08/822709	6267670	31-Jul- 2001	US	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

97-006	2284662	2284662	20-Jan- 2004	CA	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

97-006	98913082.8			EP	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

97-006	00107069.1			HK	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

97-006	776323	776323	16-Dec- 2004	AU	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

97-006-C1	09/836409	6582304	24-Jun- 2003	US	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

97-006-C2	10/424362	6887153	03-May- 2005	US	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

97-006-C3	11/058653	7479060	20-Jan- 2009	US	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

97-006-C4	11/425211	7547251	16-Jun- 2009	US	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

97-006-C5	11/425228	7494417	24-Feb- 2009	US	SYSTEM AND METHOD FOR PERFORMING LOTTERY TICKET TRANSACTIONS UTILIZING POINT-OF-SALE TERMINALS

97-007	08/994426	6694300	17-Feb- 2004	US	METHOD AND APPARATUS FOR PROVIDING SUPPLEMENTARY PRODUCT SALES TO A CUSTOMER AT A CUSTOMER TERMINAL

97-007-C1	10/699462			US	METHOD AND APPARATUS FOR PROVIDING SUPPLEMENTARY PRODUCT SALES TO A CUSTOMER AT A CUSTOMER TERMINAL

97-010	08/862250	6377963	23-Apr- 2002	US	METHOD AND SYSTEM FOR ATTACHING CUSTOMIZED INDEXES TO PERIODICALS

97-018	08/843153	6088444	11-Jul- 2000	US	METHOD AND APPARATUS FOR VALUE-BASED QUEUING OF TELEPHONE CALLS

97-018-C1	09/360392	6222920	24-Apr- 2001	US	METHOD AND APPARATUS FOR VALUE-BASED QUEUING OF TELEPHONE CALLS

97-018-C2	09/633625	6487291	26-Nov- 2002	US	METHOD AND APPARATUS FOR VALUE-BASED QUEUING OF TELEPHONE CALLS

97-022	08/921868	6018718	25-Jan- 2000	US	METHOD AND SYSTEM FOR PROCESSING CUSTOMIZED REWARD OFFERS

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

97-022-C1	09/422415	6434534	13-Aug- 2002	US	METHOD AND SYSTEM FOR PROCESSING CUSTOMIZED REWARD OFFERS

97-025	08/948144	6128599	03-Oct- 2000	US	METHOD AND APPARATUS FOR PROCESSING CUSTOMIZED GROUP REWARD OFFERS

97-032	08/889503	6249772	19-Jun- 2001	US	SYSTEMS AND METHODS WHEREIN A BUYER PURCHASES A PRODUCT AT A FIRST PRICE AND ACQUIRES THE PRODUCT FROM A MERCHANT THAT OFFERS THE PRODUCT FOR SALE AT A SECOND PRICE

97-032-C1	09/591594	7107228	12-Sep- 2006	US	SYSTEMS AND METHODS WHEREIN A BUYER PURCHASES A PRODUCT AT A FIRST PRICE AND PHYSICALLY ACQUIRES THE PRODUCT AT A LOCATION ASSOCIATED WITH A MERCHANT THAT OFFERS THE PRODUCT FOR SALE AT A SECOND PRICE

97-032-C2	11/410342			US	SYSTEM AND PROCESS FOR LOCAL ACQUISITION OF PRODUCTS PRICED ONLINE

97-032-C3	11/424289			US	SYSTEM AND PROCESS FOR LOCAL ACQUISITION OF PRODUCTS PRICED ONLINE

97-032-C5	11/424294			US	SYSTEM AND PROCESS FOR LOCAL ACQUISITION OF PRODUCTS PRICED ONLINE

97-033	08/889589	5970470	19-Oct- 1999	US	SYSTEM AND METHOD FOR ESTABLISHING AND MANAGING SUBSCRIPTION PURCHASE AGREEMENTS INCLUDING COMMITMENTS TO PURCHASE GOODS OVER TIME AT AGREED UPON PRICES

97-033	753036	753036	23-Jan- 2003	AU	SYSTEM AND METHOD FOR ESTABLISHING AND MANAGING SUBSCRIPTION PURCHASE AGREEMENTS INCLUDING COMMITMENTS TO PURCHASE GOODS OVER TIME AT AGREED UPON PRICES

97-034	08/943965	6119100	12-Sep- 2000	US	METHOD AND APPARATUS FOR MANAGING THE SALE OF AGING PRODUCTS

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

97-034-C1	09/563715	6507822	14-Jan- 2003	US	METHOD AND APPARATUS FOR MANAGING THE SALE OF AGING PRODUCTS

97-035	09/052295	6086477	11-Jul- 2000	US	METHODS AND APPARATUS WHEREIN A LOTTERY ENTRY IS ENTERED INTO LOTTERY DRAWINGS UNTIL THE LOTTERY ENTRY IS IDENTIFIED AS A WINNER

97-035-C1	09/568484	6599186	29-Jul- 2003	US	METHODS AND APPARATUS WHEREIN A LOTTERY ENTRY IS INCLUDED IN A SECOND LOTTERY DRAWING BASED ON A RESULT OF THE LOTTERY ENTRY IN A FIRST LOTTERY DRAWING

97-035-C2	10/623046	6908382	21-Jun- 2005	US	METHOD AND APPARATUS FOR OPERATING LOTTERIES AND FOR GENERATING AND PROCESSING LOTTERY ENTRIES

97-035-C3	11/136043	7300349	27-Nov- 2007	US	METHOD AND APPARATUS FOR OPERATING LOTTERIES AND FOR GENERATING AND PROCESSING LOTTERY ENTRIES

97-035-C4	11/424906	7387569	17-Jun- 2008	US	METHOD AND APPARATUS FOR OPERATING LOTTERIES AND FOR GENERATING AND PROCESSING LOTTERY ENTRIES

97-035-C5	11/424911	7384332	10-Jun- 2008	US	METHOD AND APPARATUS FOR OPERATING LOTTERIES AND FOR GENERATING AND PROCESSING LOTTERY ENTRIES

97-035-C6	11/424912	7384333	10-Jun- 2008	US	METHOD AND APPARATUS FOR OPERATING LOTTERIES AND FOR GENERATING AND PROCESSING LOTTERY ENTRIES

97-035-C7	12/135758	7780514	24-Aug- 2010	US	METHOD AND APPARATUS FOR OPERATING LOTTERIES AND FOR GENERATING AND PROCESSING LOTTERY ENTRIES

97-036	08/912185	6146272	14-Nov- 2000	US	CONDITIONAL LOTTERY SYSTEM

97-036-C1	09/627192	6325716	04-Dec- 2001	US	CONDITIONAL LOTTERY SYSTEM

97-036-C2	10/162823	6733387	11-May- 2004	US	CONDITIONAL LOTTERY SYSTEM

97-051	08/940265	6381582	30-Apr- 2002	US	METHOD AND SYSTEM FOR PROCESSING PAYMENTS FOR REMOTELY PURCHASED GOODS

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

97-052	08/916656	6107932	22-Aug- 2000	US	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO A VENUE USING ALTERABLE TICKETS

97-054	08/920116	6119099	12-Sep- 2000	US	METHOD AND SYSTEM FOR PROCESSING SUPPLEMENTARY PRODUCT SALES AT A POINT-OF-SALE TERMINAL

97-054-C1	09/442754	6598024	22-Jul- 2003	US	METHOD AND SYSTEM FOR PROCESSING SUPPLEMENTARY PRODUCT SALES AT A POINT-OF-SALE TERMINAL

97-054-C2	10/625089	7587334	08-Sep- 2009	US	METHOD AND SYSTEM FOR PROCESSING SUPPLEMENTARY PRODUCT SALES AT A POINT-OF-SALE TERMINAL

97-054-C3	12/420397	7801762	21-Sep- 2010	US	METHOD AND SYSTEM FOR PROCESSING SUPPLEMENTARY PRODUCT SALES AT A POINT-OF-SALE TERMINAL

97-059	08/946508	6064987	16-May- 2000	US	METHOD AND APPARATUS FOR PROVIDING AND PROCESSING INSTALLMENT PLANS AT A TERMINAL

97-059-1	09/264379	6336104	01-Jan- 2002	US	METHOD AND APPARATUS FOR PROVIDING AND PROCESSING INSTALLMENT PLANS AT A TERMINAL

97-059-1-C1	09/654341	6980968	27-Dec- 2005	US	METHOD AND APPARATUS FOR PROVIDING AND PROCESSING INSTALLMENT PLANS AT A TERMINAL

97-059-C1	09/490898	6330548	11-Dec- 2001	US	METHOD AND APPARATUS FOR PROVIDING AND PROCESSING INSTALLMENT PLANS AT A TERMINAL

97-059-C2	10/033691	7454381	18-Nov- 2008	US	METHOD AND APPARATUS FOR PROVIDING AND PROCESSING INSTALLMENT PLANS AT A TERMINAL

97-059-C5	11/425301			US	METHOD AND APPARATUS FOR PROVIDING AND PROCESSING INSTALLMENT PLANS AT A TERMINAL

97-073	08/982149	6196458	06-Mar- 2001	US	METHOD AND APPARATUS FOR PRINTING A BILLING STATEMENT TO PROVIDE SUPPLEMENTARY PRODUCT SALES

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

97-073-C1	09/711996	6672507	06-Jan- 2004	US	METHOD AND APPARATUS FOR PRINTING A BILLING STATEMENT TO PROVIDE SUPPLEMENTARY PRODUCT SALES

97-080	08/961964	6049778	11-Apr- 2000	US	METHOD AND APPARATUS FOR ADMINISTERING A REWARD PROGRAM

97-080-C2	11/946435			US	METHOD AND APPARATUS FOR ADMINISTERING A REWARD PROGRAM

97-134	09/036131	5999596	07-Dec- 1999	US	METHOD AND SYSTEM FOR CONTROLLING AUTHORIZATION OF CREDIT CARD TRANSACTIONS

97-134-C1	09/417182	6327348	04-Dec- 2001	US	METHOD AND SYSTEM FOR CONTROLLING AUTHORIZATION OF CREDIT CARD TRANSACTIONS

97-324	08/997677	6199014	06-Mar- 2001	US	SYSTEM FOR PROVIDING DRIVING DIRECTIONS WITH VISUAL CUES

97-429	09/001901	6250685	26-Jun- 2001	US	TICKET FOR INSTANT LOTTERY GAME AND METHOD OF PLAYING SAME

97-429-1	09/434270	6224055	01-May- 2001	US	TICKET FOR INSTANT LOTTERY GAME AND METHOD OF PLAYING SAME

97-429-1-C1	09/664957	6572107	03-Jun- 2003	US	TICKET FOR INSTANT LOTTERY GAME AND METHOD OF PLAYING SAME

97-445	08/994124	6138106	24-Oct- 2000	US	DYNAMICALLY CHANGING SYSTEM FOR FULFILLING CONCEALED VALUE GIFT CERTIFICATE OBLIGATIONS

97-557	09/045386	7272569	18-Sep- 2007	US	METHOD AND APPARATUS FOR CONTROLLING THE PERFORMANCE OF A SUPPLEMENTARY PROCESS AT A POINT OF SALE TERMINAL

97-557-1-1	11/934958	7717784	18-May- 2010	US	METHOD AND APPARATUS FOR CONTROLLING THE PERFORMANCE OF A SUPPLEMENTARY PROCESS AT A POINT OF SALE TERMINAL

97-558	09/045036	7606729	20-Oct- 2009	US	METHOD AND APPARATUS FOR FACILITATING THE PLAY OF FRACTIONAL LOTTERY TICKETS UTILIZING POINT-OF-SALE TERMINALS

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

97-561	09/045518	7072850	04-Jul- 2006	US	METHOD AND APPARATUS FOR PROCESSING A SUPPLEMENTARY PRODUCT SALE AT A POINT-OF- SALE TERMINAL

97-563	09/076409	6298329	02-Oct- 2001	US	METHOD AND APPARATUS FOR GENERATING A COUPON

97-563-C1	09/643668	6876978	05-Apr- 2005	US	METHOD AND APPARATUS FOR GENERATING A COUPON

97-563-R1	10/678058	RE40186	25-Mar- 2008	US	METHOD AND APPARATUS FOR GENERATING A COUPON

97-564	09/045084	6223163	24-Apr- 2001	US	METHOD AND APPARATUS FOR CONTROLLING OFFERS THAT ARE PROVIDED AT A POINT-OF-SALE TERMINAL

98-007	09/049297	7240021	03-Jul- 2007	US	SYSTEM AND METHOD FOR TRACKING AND ESTABLISHING A PROGRESSIVE DISCOUNT BASED UPON A CUSTOMER’S VISITS TO A RETAIL ESTABLISHMENT

98-007-C1	11/668967	7406438	29-Jul- 2008	US	SYSTEM AND METHOD FOR TRACKING AND ESTABLISHING A PROGRESSIVE DISCOUNT BASED UPON A CUSTOMER’S VISITS TO A RETAIL ESTABLISHMENT

98-007-C2	12/173977			US	SYSTEM AND METHOD FOR TRACKING AND ESTABLISHING A PROGRESSIVE DISCOUNT BASED UPON A CUSTOMER’S VISITS TO A RETAIL ESTABLISHMENT

98-017	09/098481	7536349	19-May- 2009	US	METHOD AND APPARATUS FOR PROCESSING A CHARGE APPLIED TO A FINANCIAL ACCOUNT

98-017-C1	12/468637			US	METHOD AND APPARATUS FOR PROCESSING A CHARGE APPLIED TO A FINANCIAL ACCOUNT

98-018	09/085424	6138105	24-Oct- 2000	US	SYSTEM AND METHOD FOR DYNAMIC ASSEMBLY OF PACKAGES IN RETAIL ENVIRONMENTS

98-018-C1	09/571210	6601036	29-Jul- 2003	US	SYSTEM AND METHOD FOR DYNAMIC ASSEMBLY OF PACKAGES IN RETAIL ENVIRONMENTS

98-019	09/100684	6898570	24-May- 2005	US	BILLING STATEMENT CUSTOMER ACQUISITION SYSTEM

98-019-C3	11/423261	7467745	23-Dec- 2008	US	BILLING STATEMENT CUSTOMER ACQUISITION SYSTEM

98-019-C4	11/423299			US	BILLING STATEMENT CUSTOMER ACQUISITION SYSTEM

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98-020	09/083483	6298331	02-Oct- 2001	US	METHOD AND APPARATUS FOR SELLING AN AGING FOOD PRODUCT

98-023	09/223164	6325284	04-Dec- 2001	US	DEVICE AND METHOD FOR PROMOTING THE SELECTION AND USE OF A CREDIT CARD

98-025	09/110626	6093026	25-Jul- 2000	US	METHOD AND APPARATUS FOR ADMINISTERING A SURVEY

98-025-C1	09/396155	6616458	09-Sep- 2003	US	METHOD AND APPARATUS FOR ADMINISTERING A SURVEY

98-030	09/106888	6282523	28-Aug- 2001	US	METHOD AND APPARATUS FOR PROCESSING CHECKS TO RESERVE FUNDS

98-039	09/135179	6567787	20-May- 2003	US	METHOD AND APPARATUS FOR DETERMINING WHETHER A VERBAL MESSAGE WAS SPOKEN DURING A TRANSACTION AT A POINT-OF-SALE TERMINAL

98-039-C1	10/401409	6871185	22-Mar- 2005	US	METHOD AND APPARATUS FOR DETERMINING WHETHER A VERBAL MESSAGE WAS SPOKEN DURING A TRANSACTION AT A POINT-OF-SALE TERMINAL

98-043	09/166267	6687679	03-Feb- 2004	US	METHOD AND APPARATUS FOR DETERMINING A PROGRESSIVE DISCOUNT FOR A CUSTOMER BASED ON THE FREQUENCY OF THE CUSTOMER’S TRANSACTIONS

98-043-C1	10/728226	7194423	20-Mar- 2007	US	METHOD AND APPARATUS FOR DETERMINING A PROGRESSIVE DISCOUNT FOR A CUSTOMER BASED ON THE FREQUENCY OF THE CUSTOMER’S TRANSACTIONS

98-046	09/223900	6327573	04-Dec- 2001	US	MULTIPLE PARTY REWARD SYSTEM UTILIZING SINGLE ACCOUNT

98-048	09/166405	6405174	11-Jun- 2002	US	METHOD AND APPARATUS FOR DEFINING ROUTING OF CUSTOMERS BETWEEN MERCHANTS

98-048-C1	10/118620	7099832	29-Aug- 2006	US	METHOD AND APPARATUS FOR DEFINING ROUTING OF CUSTOMERS BETWEEN MERCHANTS

98-048-C2	11/399143	7496523	24-Feb- 2009	US	METHOD AND APPARATUS FOR DEFINING ROUTING OF CUSTOMERS BETWEEN MERCHANTS

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

98-048-C3	12/111637			US	METHOD AND APPARATUS FOR DEFINING ROUTING OF CUSTOMERS BETWEEN MERCHANTS

98-054	09/219220	6341268	22-Jan- 2002	US	SYSTEM AND METHOD FOR PROVIDING A RESTAURANT MENU DYNAMICALLY GENERATED BASED ON REVENUE MANAGEMENT INFORMATION

98-057	09/221250	6720990	13-Apr- 2004	US	INTERNET SURVEILLANCE SYSTEM AND METHOD

98-057-C1	10/718327	7092006	15-Aug- 2006	US	INTERNET SURVEILLANCE SYSTEM AND METHOD

98-057-C2	11/424702	7602414	13-Oct- 2009	US	INTERNET SURVEILLANCE SYSTEM AND METHOD

98-057-C3	11/424708	7817182	19-Oct- 2010	US	INTERNET SURVEILLANCE SYSTEM AND METHOD

98-057-C4	11/424718	7602416	13-Oct- 2009	US	INTERNET SURVEILLANCE SYSTEM AND METHOD

98-057-C5	11/424724	7719565	18-May- 2010	US	INTERNET SURVEILLANCE SYSTEM AND METHOD

98-057-C6	11/424731	7605840	20-Oct- 2009	US	INTERNET SURVEILLANCE SYSTEM AND METHOD

98-057-C7	11/424738	7593033	22-Sep- 2009	US	INTERNET SURVEILLANCE SYSTEM AND METHOD

98-058	09/223899	6349295	19-Feb- 2002	US	METHOD AND APPARATUS FOR PERFORMING SUPPLEMENTAL SEARCHES OVER A NETWORK

98-059	09/166339	6374240	16-Apr- 2002	US	METHOD AND APPARATUS FOR MAINTAINING A CUSTOMER DATABASE USING LICENSE PLATE SCANNING

98-059-C1	10/124697	6847965	25-Jan- 2005	US	METHOD AND APPARATUS FOR MAINTAINING A CUSTOMER DATABASE USING LICENSE PLATE SCANNING

98-060	09/157837	6052667	18-Apr- 2000	US	METHOD AND APPARATUS FOR SELLING AN AGING FOOD PRODUCT AS A SUBSTITUTE FOR AN ORDERED PRODUCT

98-076	09/596008	6676126	13-Jan- 2004	US	LOTTERY GAME CARD AND METHOD FOR CONDUCTING A LOTTERY GAME

98-076-C2	12/612460			US	LOTTERY GAME CARD AND METHOD FOR CONDUCTING A LOTTERY GAME

98-078	09/224486	6445309	03-Sep- 2002	US	METHOD AND APPARATUS FOR DISTRIBUTING PRODUCTS TO VEHICLE OCCUPANTS

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

98-084-C2	11/456245			US	SYSTEM AND METHOD FOR ENCOURAGING COMPETITIVE PARTICIPATION IN AN AUCTION

98-091	09/285472	6415264	02-Jul- 2002	US	SYSTEM AND METHOD FOR DETERMINING A POSTING PAYMENT AMOUNT

98-092	09/267489	6978248	20-Dec- 2005	US	SYSTEM AND METHOD FOR MAILING LIST TESTING SERVICE

98-093	09/282132	6302844	16-Oct- 2001	US	PATIENT CARE DELIVERY SYSTEM

98-099	09/283389	6988077	17-Jan- 2006	US	SYSTEM AND METHOD FOR OFFERING MULTIPLE PRODUCTS

98-109	09/219267	7831470	09-Nov- 2010	US	METHOD AND APPARATUS FOR FACILITATING ELECTRONIC COMMERCE THROUGH PROVIDING CROSS-BENEFITS DURING A TRANSACTION

98-109-C1	11/423481	7827056	02-Nov- 2010	US	METHOD AND APPARATUS FOR FACILITATING ELECTRONIC COMMERCE THROUGH PROVIDING CROSS-BENEFITS DURING A TRANSACTION

98-109-C4	12/938025			US	METHOD AND APPARATUS FOR FACILITATING ELECTRONIC COMMERCE THROUGH PROVIDING CROSS-BENEFITS DURING A TRANSACTION

98-110	09/221457	6415262	02-Jul- 2002	US	METHOD AND APPARATUS FOR DETERMINING A SUBSCRIPTION TO A PRODUCT IN A RETAIL ENVIRONMENT

98-112	09/221099	7236942	26-Jun- 2007	US	PRE-SALE DATA BROADCAST SYSTEM AND METHOD

98-112-C1	11/549435	7856379	21-Dec- 2010	US	PRE-SALE DATA BROADCAST SYSTEM AND METHOD

98-112-C2	12/974742			US	PRE-SALE DATA BROADCAST SYSTEM AND METHOD

98-113	09/350875	7343319	11-Mar- 2008	US	MULTI-TIER PRICING OF INDIVIDUAL PRODUCTS BASED ON VOLUME DISCOUNTS

98-113-4-C1	12/592220			US	MULTI-TIER PRICING OF INDIVIDUAL PRODUCTS BASED ON VOLUME DISCOUNTS

98-116	09/260437	7162434	09-Jan- 2007	US	METHOD AND APPARATUS FOR FACILITATING THE SALE OF SUBSCRIPTIONS TO PERIODICALS

98-116-C1	11/611931			US	METHOD AND APPARATUS FOR FACILITATING THE SALE OF SUBSCRIPTIONS TO PERIODICALS

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98-117	09/260439	6658390	02-Dec- 2003	US	SYSTEM AND METHOD FOR RESELLING A PREVIOUSLY SOLD PRODUCT

98-117-C1	10/463708	7246072	17-Jul- 2007	US	SYSTEM AND METHOD FOR RESELLING A PREVIOUSLY SOLD PRODUCT

98-117-C2	11/456444			US	SYSTEM AND METHOD FOR RESELLING A PREVIOUSLY SOLD PRODUCT

98-120	09/348566	7039603	02-May- 2006	US	SETTLEMENT SYSTEMS AND METHODS WHEREIN A BUYER TAKES POSSESSION AT A RETAILER OF A PRODUCT PURCHASED USING A COMMUNICATION NETWORK

99-004	09/360422			US	DETERMINATION AND PRESENTATION OF PACKAGE PRICING OFFERS IN RESPONSE TO CUSTOMER INTEREST IN A PRODUCT

99-006	09/274281	7818284	19-Oct- 2010	US	METHOD AND APPARATUS FOR PROVIDING CROSS-BENEFITS VIA A CENTRAL AUTHORITY

99-007	09/282747	7827057	02-Nov- 2010	US	METHOD AND APPARATUS FOR PROVIDING CROSS-BENEFITS BASED ON A CUSTOMER ACTIVITY

99-007-C1	12/938046			US	METHOD AND APPARATUS FOR PROVIDING CROSS-BENEFITS BASED ON A CUSTOMER ACTIVITY

99-012	09/316546	7729988	01-Jun- 2010	US	METHOD AND APPARATUS FOR PROCESSING CREDIT CARD TRANSACTIONS

99-012-C1	12/791567			US	METHOD AND APPARATUS FOR PROCESSING CREDIT CARD TRANSACTIONS

99-013	09/337906	6754636	22-Jun- 2004	US	PURCHASING SYSTEMS AND METHODS WHEREIN A BUYER TAKES POSSESSION AT A RETAILER OF A PRODUCT PURCHASED USING A COMMUNICATION NETWORK

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

99-015	09/412930	6970837	29-Nov- 2005	US	METHODS AND APPARATUS WHEREIN A BUYER ARRANGES TO PURCHASE A FIRST PRODUCT USING A COMMUNICATION NETWORK AND SUBSEQUENTLY TAKES POSSESSION OF A SUBSTITUTE PRODUCT AT A RETAILER

99-018	09/282128	6513014	28-Jan- 2003	US	METHOD AND APPARATUS FOR ADMINISTERING A SURVEY VIA A TELEVISION TRANSMISSION NETWORK

99-025	09/505361	7006983	28-Feb- 2006	US	METHOD AND SYSTEM FOR PROCESSING A REBATE

99-029-C2	12/111716			US	METHOD AND APPARATUS FOR IDENTIFYING POTENTIAL BUYERS

99-030-C1	12/228176			US	SYSTEMS AND METHODS TO PROVIDE A PRODUCT TO A CUSTOMER BEFORE A FINAL TRANSACTION TERM VALUE IS ESTABLISHED

99-032-1	11/928572			US	METHOD AND APPARATUS FOR PROVIDING A COUPON OFFER HAVING A VARIABLE VALUE

99-037-C2	11/421669			US	METHOD AND SYSTEM FOR PROVIDING A LINK IN AN ELECTRONIC FILE BEING PRESENTED TO A USER

99-037-C4	11/421688			US	METHOD AND SYSTEM FOR PROVIDING A LINK IN AN ELECTRONIC FILE BEING PRESENTED TO A USER

99-043	09/510558			US	SYSTEMS AND METHODS USING OPTIONS TO DETERMINE AN OUTCOME OF AN AUCTION

99-045	09/528595	6497408	24-Dec- 2002	US	SYSTEM AND METHOD FOR CONDUCTING AND PLAYING A SUPPLEMENTAL LOTTERY GAME

99-045-C1	10/272125	7052394	30-May- 2006	US	SYSTEM AND METHOD FOR CONDUCTING AND PLAYING A SUPPLEMENTAL LOTTERY GAME

99-045-C2	11/373725			US	SYSTEM AND METHOD FOR CONDUCTING AND PLAYING A SUPPLEMENTAL LOTTERY GAME

99-045-C3	11/424962			US	SYSTEM AND METHOD FOR CONDUCTING AND PLAYING A SUPPLEMENTAL LOTTERY GAME

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99-045-C4	11/424973			US	SYSTEM AND METHOD FOR CONDUCTING AND PLAYING A SUPPLEMENTAL LOTTERY GAME

99-045-C5	11/424979			US	SYSTEM AND METHOD FOR CONDUCTING AND PLAYING A SUPPLEMENTAL LOTTERY GAME

99-049	09/525875	6969318	29-Nov- 2005	US	SYSTEM AND METHOD FOR APPLYING LOTTERY MULTIPLIERS

99-049-C3	11/425416	7,740537	22-Jun- 2010	US	SYSTEM AND METHOD FOR APPLYING LOTTERY MULTIPLIERS

99-049-C4	11/425422	7513825	07-Apr- 2009	US	SYSTEM AND METHOD FOR APPLYING LOTTERY MULTIPLIERS

99-049-C5	11/425426	7641548	05-Jan- 2010	US	SYSTEM AND METHOD FOR APPLYING LOTTERY MULTIPLIERS

99-049-C6	12/820632			US	SYSTEM AND METHOD FOR APPLYING LOTTERY MULTIPLIERS

99-062-1	11/423821			US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR FACILITATING AN AUCTION BEHAVIOR AND AUTOMATIC BIDDING IN AN AUCTION

99-062-2	11/423827	7801802	21-Sep- 2010	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR FACILITATING AN AUCTION BEHAVIOR AND AUTOMATIC BIDDING IN AN AUCTION

99-063	09/540035	7711604	04-May- 2010	US	RETAIL SYSTEM FOR SELLING PRODUCTS BASED ON A FLEXIBLE PRODUCT DESCRIPTION

99-063-1	11/746714			US	RETAIL SYSTEM FOR SELLING PRODUCTS BASED ON A FLEXIBLE PRODUCT DESCRIPTION

99-077	09/538805	7251617	31-Jul- 2007	US	METHOD AND APPARATUS FOR MANAGING SUBSCRIPTIONS

99-077-1	11/768594	7613631	03-Nov- 2009	US	METHOD AND APPARATUS FOR MANAGING SUBSCRIPTIONS

99-077-1-C1	12/611365			US	METHOD AND APPARATUS FOR MANAGING SUBSCRIPTIONS

99-086	09/536791	7783537	24-Aug- 2010	US	METHOD AND APPARATUS FOR CONDITIONAL PAYMENT TO A SELLER

99-091-1	11/746696			US	SYSTEMS AND METHODS FOR FACILITATING A TRANSACTION BY MATCHING SELLER INFORMATION AND BUYER INFORMATION

Docket No.	Application No.	Patent No.	Issue Date	Country	Title

99-099	09/609931	7383200	03-Jun- 2008	US	METHOD AND APPARATUS FOR COLLECTING AND CATEGORIZING DATA AT A TERMINAL

99-112-1	11/425038			US	METHOD AND APPARATUS FOR CONDUCTING OR FACILITATING A PROMOTION

99-112-C1	11/425027			US	METHOD AND APPARATUS FOR CONDUCTING OR FACILITATING A PROMOTION

99-112-C2	11/425031			US	METHOD AND APPARATUS FOR CONDUCTING OR FACILITATING A PROMOTION